UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 9, 2011

THL Credit, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33559	27-0344947
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

100 Federal Street, 31st Floor, Boston, MA 02110

(Address of principal executive offices)

Registrant’s telephone number, including area code (800) 450-4424

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 9, 2011, THL Credit, Inc. (the “Company”) held its 2011 Annual Meeting of Stockholders (the “Annual Meeting”). There were present at the Annual Meeting in person or by proxy stockholders holding an aggregate of 19,459,058 shares of the Company’s common stock, out of a total number of 20,220,197 shares of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting. Following are descriptions of the matters voted on at the Annual Meeting and the final results of such voting:

Proposal 1 — Election of Directors

The following individuals, constituting all of the nominees named in the Company’s Proxy’s Statement, were elected as directors to serve until the 2014 annual meeting of stockholders and until their successors have been duly elected and qualified. The following votes were taken in connection with this proposal:

Director	For	Withheld	Broker Non-Votes
David K. Downes	18,443,629	52,066	963,363
Nancy Hawthorne	18,445,753	49,942	963,363

Continuing directors are as follows: James K. Hunt, Keith W. Hughes, John A. Sommers and David P. Southwell.

Proposal 2 — Ratification of Appointment of PricewaterhouseCoopers LLP as Independent Auditors

The proposal to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 was approved. The following votes were taken in connection with this proposal:

For	Against	Abstain
19,342,619	87,215	29,224

Proposal 3 — Approval to Sell Shares Below Net Asset Value

A proposal to authorize the Company to sell or otherwise issue up to 20% of the Company’s outstanding common stock at a price below the Company’s then current net asset value per share was approved. The following votes were taken in connection with this proposal:

Vote With Affiliate Shares:

For	Against	Abstain	Broker Non-Votes
15,473,159	3,020,371	2,165	963,363

Vote Without Affiliate Shares:

For	Against	Abstain	Broker Non-Votes
6,736,682	1,332,200	955	424,912

Proposal 4 — Approval to Issue Warrants, Options or Rights

A proposal to authorize the Company to issue warrants, options or rights to subscribe to, convert to, or purchase the Company’s common stock in one or more offerings was approved. The following votes were taken in connection with this proposal:

For	Against	Abstain	Broker Non-Votes
15,572,678	2,920,852	2,165	963,363

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

THL CREDIT, INC.

Date: June 14, 2011	By:	/S/ TERRENCE W. OLSON
	Name:	Terrence W. Olson
	Title:	Chief Financial Officer, Chief Operating Officer & Treasurer